SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

June 21, 2004

MOBILEPRO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	002-97869-D	87-0419571
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817

(Address of principal executive offices) (Zip Code)

(301) 315-9040

(Registrant's telephone number)

        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

        |_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

        |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

        |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

          Item 9.01. Financial Statements and Exhibits.

              On June 22, 2004, we filed a Current Report on Form 8-K (the "Report") to report our June 21, 2004 purchase of certain assets of Crescent Communications, Inc. ("Crescent"). We are filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

(a)      Financial statements of acquired businesses.

          The financial statements of Crescent required by this item are attached as Exhibit 99.3 and incorporated herein by this reference.

(b)      Pro forma financial information

          The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.4 and incorporated herein by this reference.

(c)      Exhibits Furnished.

99.3	Financial Statements of Crescent.

99.4	Pro forma financial information.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	/s/ Jay O. Wright

Jay O. Wright
President and Chief Executive Officer
MOBILEPRO CORP.

Date: September 10, 2004